                                  EXHIBIT 99.2

                PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
               OF BRITE VOICE SYSTEMS, INC., AND THE TSL COMPANIES

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

    The following unaudited pro forma combined condensed financial statements have been prepared to give effect to the Mergers, using the pooling-of-interests method of accounting.

    The unaudited pro forma combined condensed balance sheet as of March 31, 1995 gives effect to the Mergers as if they had occurred on March 31, 1995, and combines the audited condensed consolidated balance sheets of Brite and TSL as of March 31, 1995.

    The unaudited pro forma combined condensed statements of income combine the historical consolidated statements of income of Brite and TSL for each of the three fiscal years ended December 31, 1994 and the unaudited three months ended March 31, 1995 and 1994, in each case as if the Mergers had occurred at the beginning of the earliest period presented.

    Such unaudited pro forma combined condensed information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have actually been reported had the Mergers occurred at the beginning of the periods presented, nor is it necessarily indicative of future financial position or results of operations. These unaudited pro forma combined condensed financial statements are based upon the respective historical consolidated financial statements of Brite and TSL and should be read in conjunction with the respective historical consolidated financial statements and notes thereto of Brite and TSL, incorporated by reference herein or included elsewhere in this Proxy Statement, and do not incorporate any benefits from cost savings or synergies of operations of the combined company.

                           BRITE VOICE SYSTEMS, INC.
                                      AND
                               THE TSL COMPANIES

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET


                                     ASSETS

                                                            BRITE             TSL          PRO FORMA     PRO FORMA
                                                        MARCH 31, 1995  MARCH 31, 1995    ADJUSTMENTS    COMBINED
                                                        --------------  ---------------  -------------  -----------
                                                                              (IN THOUSANDS)
Current Assets:
  Cash and equivalents................................    $    4,022       $   1,187     $               $   5,209
  Short-term investments, at cost which approximates
   market.............................................         3,704          --                             3,704
  Accounts receivable, net of allowances..............        21,373           1,759                        23,132
  Inventories.........................................         9,180          --                             9,180
  Other current assets................................         1,883               6                         1,889
                                                        --------------       -------        ------      -----------
      Total current assets............................        40,162           2,952                        43,114
                                                        --------------       -------        ------      -----------
Property and Equipment, net...........................         9,928             171                        10,099
Other Assets..........................................         2,291          --                             2,291
                                                        --------------       -------        ------      -----------
    Total.............................................    $   52,381       $   3,123     $               $  55,504
                                                        --------------       -------        ------      -----------
                                                        --------------       -------        ------      -----------

                                       LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities...................................    $   14,378       $   2,889     $               $  17,267
                                                        --------------       -------        ------      -----------
Deferred Income Taxes.................................           138          --                               138
                                                        --------------       -------        ------      -----------
Long-Term Debt........................................        --                 123                           143
                                                        --------------       -------        ------      -----------
Stockholders' Equity:
  Common stock........................................        33,429               6           127(C)       33,562
  Capital in excess of par value......................        --                 127          (127)(C)      --
  Retained earnings (deficit).........................         4,448             (22)                        4,426
  Foreign currency translation adjustment.............           (12)         --                               (12)
                                                        --------------       -------        ------      -----------
    Total stockholders' equity........................        37,865             111                        37,976
                                                        --------------       -------        ------      -----------
      Total...........................................    $   52,381       $   3,123     $               $  55,504
                                                        --------------       -------        ------      -----------
                                                        --------------       -------        ------      -----------

   See accompanying notes to unaudited pro forma combined condensed financial statements.

                           BRITE VOICE SYSTEMS, INC.
                                      AND
                               THE TSL COMPANIES

          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

                       FIRST QUARTER ENDED MARCH 31, 1995

                                                                                         PRO FORMA      PRO FORMA
                                                                   BRITE       TSL      ADJUSTMENTS     COMBINED
                                                                 ---------  ---------  --------------  -----------
                                                                     (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Revenues.......................................................  $  19,040  $   3,774  $                $  22,814
Costs and Expenses.............................................     16,903      3,446      (1,461)(A)      18,888
                                                                 ---------  ---------     -------      -----------
Income from Operations.........................................      2,137        328       1,461           3,926
Other Income, Net..............................................        148          5                         153
                                                                 ---------  ---------     -------      -----------
Income Before Taxes............................................      2,285        333       1,461           4,079
Provision for Income Taxes.....................................        594         31         687(B)        1,312
                                                                 ---------  ---------     -------      -----------
Net Income.....................................................  $   1,691        302  $      774       $   2,767
                                                                 ---------  ---------     -------      -----------
                                                                 ---------  ---------     -------      -----------
Earnings Per Share.............................................  $     .20  $          $                $     .23
                                                                 ---------  ---------     -------      -----------
                                                                 ---------  ---------     -------      -----------
Average Number of Common and Common Equivalent Shares..........      8,573      3,331                      11,904

   See accompanying notes to unaudited pro forma combined condensed financial statements.

                           BRITE VOICE SYSTEMS, INC.
                                      AND
                               THE TSL COMPANIES

          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

                       FIRST QUARTER ENDED MARCH 31, 1994

                                                                                         PRO FORMA      PRO FORMA
                                                                   BRITE       TSL      ADJUSTMENTS     COMBINED
                                                                 ---------  ---------  --------------  -----------
                                                                     (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Revenues.......................................................  $  14,405  $   2,719  $                $  17,124
Costs and Expenses.............................................     13,252      2,937      (1,505)(A)      14,684
                                                                 ---------  ---------     -------      -----------
Income (Loss) from Operations..................................      1,153       (218)      1,505           2,440
Other Income, Net..............................................         72          7                          79
                                                                 ---------  ---------     -------      -----------
Income (Loss) Before Taxes.....................................      1,225       (211)      1,505           2,519
Provision for Income Taxes.....................................        345         97         421(B)          863
                                                                 ---------  ---------     -------      -----------
Net Income (Loss)..............................................  $     880  $    (308) $    1,084       $   1,656
                                                                 ---------  ---------     -------      -----------
                                                                 ---------  ---------     -------      -----------
Earnings Per Share.............................................  $     .11  $          $                $     .14
                                                                 ---------  ---------     -------      -----------
                                                                 ---------  ---------     -------      -----------
Average Number of Common and Common Equivalent Shares..........      8,164      3,331                      11,495

   See accompanying notes to unaudited pro forma combined condensed financial statements.

                           BRITE VOICE SYSTEMS, INC.
                                      AND
                               THE TSL COMPANIES

          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

                          YEAR ENDED DECEMBER 31, 1994

                                                                                        PRO FORMA      PRO FORMA
                                                                  BRITE       TSL      ADJUSTMENTS     COMBINED
                                                                ---------  ---------  --------------  -----------
                                                                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Revenues......................................................  $  66,304  $  13,636  $                $  79,940
Costs and Expenses............................................     59,426     14,509      (6,989)(A)      66,946
                                                                ---------  ---------     -------      -----------
Income (Loss) from Operations.................................      6,878       (873)      6,989          12,994
Other Income, Net.............................................        470        116                         586
                                                                ---------  ---------     -------      -----------
Income (Loss) Before Taxes....................................      7,348       (757)      6,989          13,580
Provision for Income Taxes....................................      1,779        388       2,105(B)        4,272
                                                                ---------  ---------     -------      -----------
Net Income (Loss).............................................  $   5,569  $  (1,145) $    4,884       $   9,308
                                                                ---------  ---------     -------      -----------
                                                                ---------  ---------     -------      -----------
Earnings Per Share............................................  $     .68  $          $                $     .81
                                                                ---------  ---------     -------      -----------
                                                                ---------  ---------     -------      -----------
Average Number of Common and Common Equivalent Shares.........      8,195      3,331                      11,526

   See accompanying notes to unaudited pro forma combined condensed financial statements.

                           BRITE VOICE SYSTEMS, INC.
                                      AND
                               THE TSL COMPANIES

          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

                          YEAR ENDED DECEMBER 31, 1993

                                                                                        PRO FORMA      PRO FORMA
                                                                  BRITE       TSL      ADJUSTMENTS     COMBINED
                                                                ---------  ---------  --------------  -----------
                                                                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Revenues......................................................  $  46,857  $   9,554                   $  56,411
Costs and Expenses............................................     49,161      8,856                      58,017
                                                                ---------  ---------     -------      -----------
Income (Loss) from Operations.................................     (2,304)       698                      (1,606)
Other Income, Net.............................................        377         34                         411
                                                                ---------  ---------     -------      -----------
Income (Loss) Before Taxes....................................     (1,927)       732                      (1,195)
Provision for Income Taxes....................................         36         72                         108
                                                                ---------  ---------     -------      -----------
Net Income (Loss).............................................  $  (1,963) $     660  $                $  (1,303)
                                                                ---------  ---------     -------      -----------
                                                                ---------  ---------     -------      -----------
Earnings (Loss) Per Share.....................................  $    (.25) $          $                $    (.12)
                                                                ---------  ---------     -------      -----------
                                                                ---------  ---------     -------      -----------
Average Number of Common and Common Equivalent Shares.........      7,737      3,331                      11,068

   See accompanying notes to unaudited pro forma combined condensed financial statements.

                           BRITE VOICE SYSTEMS, INC.
                                      AND
                               THE TSL COMPANIES

          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

                          YEAR ENDED DECEMBER 31, 1992

                                                                                        PRO FORMA      PRO FORMA
                                                                  BRITE       TSL      ADJUSTMENTS     COMBINED
                                                                ---------  ---------  --------------  -----------
                                                                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Revenues......................................................  $  35,599  $   6,666  $                $  42,265
Costs and Expenses............................................     39,092      7,124                      46,216
                                                                ---------  ---------     -------      -----------
Income (Loss) from Operations.................................     (3,493)      (458)                     (3,951)
Other Income, Net.............................................        608         38                         646
                                                                ---------  ---------     -------      -----------
Loss Before Taxes.............................................     (2,885)      (420)                     (3,305)
Provision (Credit) for Income Taxes...........................       (898)        16                        (882)
                                                                ---------  ---------     -------      -----------
Net Loss......................................................  $  (1,987) $    (436) $                $  (2,423)
                                                                ---------  ---------     -------      -----------
                                                                ---------  ---------     -------      -----------
Earnings (Loss) Per Share.....................................  $    (.26) $          $                $    (.22)
                                                                ---------  ---------     -------      -----------
                                                                ---------  ---------     -------      -----------
Average Number of Common and Common Equivalent Shares.........      7,534      3,331                      10,865

   See accompanying notes to unaudited pro forma combined condensed financial statements.

                           BRITE VOICE SYSTEMS, INC.
                                      AND
                               THE TSL COMPANIES

                NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED
                              FINANCIAL STATEMENTS

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

1.  BASIS OF PRESENTATION
    The accompanying unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and do not give effect to synergies, if any, which may occur due to the integration of Brite and TSL's operations. Additionally, the pro forma combined condensed financial statements exclude the transaction costs of the Merger, which are estimated at $3,350, including fees to investment bankers, financial advisors, legal, accounting, printing and other related expenses. This estimate is preliminary only, and is therefore subject to change. The transaction costs and other nonrecurring expenses will be charged to operations upon consummation of the Mergers.

2.  PRO FORMA ADJUSTMENTS

    (A) Shareholders' compensation -- Compensation of the TSL shareholders has been reduced by $6,989, $1,505, and $1,461 for the year ended December 31, 1994 and the three months ended March 31, 1994 and 1995, respectively. Such reductions represent the difference between actual compensation and compensation contracted for under the employment agreements to be entered into assuming consummation of the Mergers. The TSL shareholders' duties and responsibilities will not be diminished with the result that other costs will be incurred that offset the pro forma financial adjustments to compensation expense. The Company believes such information is necessary for investors to assess realistically the impact of the combination.

    (B) Income taxes -- TSL has elected "S" Corporation status, and as a result, TSL earnings were taxed at the stockholder level rather than the corporate level. The provision for income taxes has been adjusted to reflect an effective income tax rate of 40% of pro forma taxable income (as adjusted for the reduction in shareholders' compensation) for the year ended December 31, 1994 and the three months ended March 31, 1994 and 1995.

    (C) Common stock and additional paid in capital -- The common stock and additional paid in capital of TSL have been adjusted to reflect the assumed issuance of 3,331 shares of Brite Common Stock in exchange for all of the outstanding shares of TSL.

3.  FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER
    The pro forma combined condensed financial statements assume that the Mergers qualify as a "tax-free" reorganization for federal income tax purposes.